UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008
HEALTHMARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

9151 Boulevard 26, North Richland Hills, Texas		76180
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (817) 255-5200
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e) Compensatory Arrangements of Certain Officers.
As previously disclosed, on February 28, 2008, HealthMarkets, Inc. (the “Company”) and Troy A. McQuagge announced that Mr. McQuagge, in order to devote more time to his family, would step down from his position as President of the Company’s Agency Marketing Group. Mr. McQuagge’s resignation became effective on March 21, 2008.
On April 14, 2008, the Company entered into a transition services agreement with Mr. McQuagge (the “Agreement”) pursuant to which Mr. McQuagge, in exchange for signing a release of claims, agreeing to non-competition and non-solicitation restrictions and agreeing to provide consulting services, will receive payments in the aggregate amount of $1,800,000 payable over the 24 month term of the Agreement.
Mr. McQuagge is also entitled to continuation of welfare benefits for a two year period. Following the expiration of such two year period and any applicable COBRA period, the Company will obtain health coverage for Mr. McQuagge and his dependents, at Mr. McQuagge’s expense, until Mr. McQuagge becomes eligible for other health coverage.
Under the Agreement, the Company has also agreed to appoint Mr. McQuagge to the Company’s Board of Directors.
The Agreement also provides that Mr. McQuagge’s options will continue to vest and the Company and Mr. McQuagge have amended the nonqualified stock option agreement between the Company and Mr. McQuagge, the form of which was filed as Exhibit 10.2 to the Company’s Form 8-K dated May 8, 2006, to so provide. Pursuant to the amendment (the “Amendment”), options granted to Mr. McQuagge will continue vesting during the term of the Agreement so long as Mr. McQuagge continues to serve as a Director of the Company. In addition, if Mr. McQuagge’s services as a Director are terminated without cause by the Company, Mr. McQuagge will vest in the next vesting level that would have become vested and exercisable if he had continued to serve as a Director until the first anniversary of such termination.
The description of the Agreement and the Amendment is qualified in its entirety by reference to the text of the Agreement and the Amendment, which documents are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
See the Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHMARKETS, INC.
By:	/s/ William J. Gedwed
	Name:	William J. Gedwed
	Title:	President and Chief Executive Officer

Date: April 16, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Services Agreement by and between HealthMarkets, Inc. and Troy A. McQuagge.

10.2	Amendment No. 1 to Nonqualified Stock Option Agreement by and between HealthMarkets, Inc. and Troy A. McQuagge.